BUSINESS FIRST
BANCSHARES

Q2 2022 Results


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

LEGAL DISCLOSURES

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 1, 2022 (as may be amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.


Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team
b1

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.


AMERICAN BANKER
2021
Best Banks to Work For


BUSINESS REPORT'S
2021
BEST
PLACES to WORK
IN BATON ROUGE

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (NASDAQ)

Market Capitalization: $481 million (as of June 30, 2022)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Closed Texas Citizens Bancorp, Inc. (TCB) transaction in Houston market March 1, 2022, with acquired assets of $534.2 million
- Opened 4th full-service DFW location in Uptown Dallas May 31, 2022
- 2Q22 organic loan growth of 9.74% (37.1% annualized)
- Continued loan portfolio diversification with 32% of credit exposure in Texas markets (DFW, Houston)
- NIM expansion (ex. accretion) of 3.43% (1Q22) to 3.77% (2Q22)
- #1 deposit market share in Louisiana for Louisiana-headquartered banks [(1)]

Financial Highlights of 2Q22 ($ millions)	
Assets	$5,530
Gross Loans Held for Investments	$4,114
Deposits	$4,658
Loan-to-Deposit Ratio	88.3%
Core ROAA[(2)]	1.08%
Core ROAE[(2)]	12.93%
NPLs/Total Loans (HFI)[(3)]	0.42%
Tier 1 Risk-based Capital Ratio[(4)]	10.30%
Tier 1 Leverage Ratio[(4)]	9.61%
Total Risk-based Capital Ratio[(4)]	10.97%
TCE/TA[(2)]	6.29%



BFST Footprint
DALLAS
SHREVEPORT
MONROE
JACKSON
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

BFST operates 47 full-service banking centers and 3 LPOs across Louisiana and Texas

(1) Deposit market share is as of June 30, 2021, per FDIC data.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(4) Preliminary bank level ratios as of June 30, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in August 2022.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO

Age: 47
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 50
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 50
Year Started at BFST: 2008



Keith Mansfield
EVP, Chief Operations Officer

Age: 46
Year Started at BFST: 2016



Mimi Singer Lee
EVP, Chief Human Resources Officer

Age: 45
Year Started at BFST: 2019



Kathryn Manning
EVP, Chief Risk Officer

Age: 35
Year Started at BFST: 2013



Jesse Jackson
EVP, Financial Institutions Group

Age: 46
Year Started at BFST: 2020



Saundra Strong
EVP, General Counsel

Age: 44
Year Started at BFST: 2021



Heather Roemer
SVP, Chief of Staff

Age: 41
Year Started at BFST: 2009

RECENT CORPORATE HISTORY: SIGNIFICANT MILESTONES

2017
- Acquired Minden Bancorp, Inc. ($317.4M[2] in total assets)
- Completed $66 mm private placement of common stock
- Expanded de novo into DFW, TX market

2018
- Direct listing on NASDAQ under BFST ticker symbol
- Acquired Richland State Bancorp, Inc. ($316.4M[2] in total assets)
- Completed $29 mm follow-on equity offering of common stock
- $25 mm subordinated debt issuance

2019
- Opened second full-service location in DFW, TX
- Rebranded as b1BANK

2020
- Acquired Pedestal Bancshares, Inc. ($1.3B[2] in total assets)
- Participated in SBA PPP program ($604.3 mm)
- Participated in Main Street Lending Program ($327.8 mm)
- Establishment of Financial Institutions Group with team lift-out, based in Dallas, TX

2021
- Acquired Smith Shellnut Wilson, LLC in Jackson, MS
- Opened third full-service DFW, TX location
- Self-managed $52.5 mm subordinated debt issuance
- PPP loan sale of $243.6 mm in 2Q 2021
- 2 banker team lift-outs in New Orleans, LA market

2022[1]
- Acquired Texas Citizens Bancorp, Inc. ($534.2M[2] in total assets)
- Opened fourth full-service DFW, TX location

Total Assets ($ millions)

2016	2017	2018	2019	2020	2021	2022
$1,106	$1,321	$2,095	$2,274	$4,160	$4,726	$5,530[1]

2016 – YTD 2022 Total Asset CAGR: 35.9%

(1) As of June 30, 2022. All other periods as of December 31st.
(2) Fair value of total assets at closing.

BALANCED FOOTPRINT



DALLAS / FORT WORTH REGION
NORTH LOUISIANA REGION
HOUSTON REGION
SOUTHWEST LOUISIANA REGION
CAPITAL REGION
GREATER NEW ORLEANS REGION
BAYOU REGION

Dallas Fort Worth Region

# of Banking Centers:	4
Total Loans:	$925.2
Total Deposits:	$259.7
Deposits / Banking Center	$64.9

Houston Region

# of Banking Centers:	6
Total Loans:	$372.3
Total Deposits:	$477.1
Deposits / Banking Center	$79.5

Southwest Louisiana Region

# of Banking Centers:	14
Total Loans:	$523.2
Total Deposits:	$1,060.9
Deposits / Banking Center	$75.8

North Louisiana Region

# of Banking Centers:	7
# of LPOs:	1
Total Loans:	$724.3
Total Deposits:	$817.7
Deposits / Banking Center	$116.8

Capital Region

# of Banking Centers:	8
Total Loans:	$565.7
Total Deposits:	$793.9
Deposits / Banking Center:	$99.2

Bayou Region

# of Banking Centers:	6
Total Loans:	$345.6
Total Deposits:	$674.9
Deposits / Banking Center:	$112.5

Greater New Orleans Region

# of Banking Centers:	2
# of LPOs:	2
Total Loans:	$618.7
Total Deposits:	$264.6
Deposits / Banking Center:	$132.3

Note: Dollars in millions. Financial data as of June 30, 2022. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

SMITH SHELLNUT WILSON (SSW)

SMITH SHELLNUT WILSON
AN AFFILIATE OF b1BANK

- April 1, 2021 – Smith Shellnut Wilson, LLC (SSW) was acquired by b1BANK and operates as a wholly-owned subsidiary of b1BANK.
- SSW is a Mississippi limited liability company and registered investment advisor, with its principal office located in Ridgeland, Mississippi.
- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, high-net worth individuals, trusts and business entities.
- As of June 30, 2022, SSW maintained ~$6.2 billion in AUM[1] (~$5.2 billion bank AUM[1], ~$1.1 billion non-bank AUM).
- For Q2 2022, 45% of total AUM fees were represented by banks and credit unions, government and public entities, insurance clients, and corporate clients.
  - Remaining 55% of AUM fees are comprised of high-net worth individuals, 401K and pensions, and charitable foundations.

Average Quarterly AUM[2] ($ in Millions)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Bank AUM (excl. b1BANK)
Non-Bank AUM
~51% growth in Avg. Total AUM since closing
$3,614
$1,129
$2,485
$3,982
$1,187
$2,795
$4,403
$1,214
$3,189
$4,797
$1,093
$3,704
$5,446
$1,059
$4,388
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

Note: AUM Dollars in millions, unless otherwise noted.
(1) Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.
(2) Calculation of quarterly average AUM based on methodology in computing fees and reflects average quarterly AUM balances for the three-months ended for non-bank clients, and four-months ended for bank clients.

Financial Results

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	6/30/2022	Change vs. 3/31/2022	Change vs. 6/30/2021	Q2'22 Highlights
Gross Loans (Excl. HFS)	$4,113.7	10%	44%	- Organic loan growth of 9.74% for the quarter led by the DFW, Greater New Orleans, and North LA markets continuing to diversify the loan portfolio. Year over year loan growth was headlined by the TCB acquisition in Q1 2022.
ALLL + Fair Value Discount on Acquired Loans	$70.2	1%	22%	- ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans of 1.69%. Loan purchase discount increased by approximately $14 million due to closing of TCB in Q1 2022. $2.9 million increase was primarily driven by new loan growth.
Investment Securities	$934.7	-3%	6%	- Fair Market Value of securities portfolio declined as well as rolloff from scheduled maturities.
Deposits	$4,658.2	0%	25%	- Year-over-year deposit growth driven by TCB closing. Deposit growth was flat highlighted by $185 million growth in noninterest-bearing offset by $153 million interest-bearing deposit runoff.
FHLB Borrowings	$254.0	218%	806%	- FHLB Borrowings utilization increased $174 million during the quarter (on a short-term basis) to fund strong growth in the loan portfolio.
Total Equity	$445.5	-2%	3%	- Decrease in equity was primarily driven by the AFS fair value adjustment (-$23.0 million).

Balance Sheet Ratios, $ actual	6/30/2022	Actual 3/31/2022	Actual 6/30/2021	Highlights
Total Risk-based Capital Ratio[(1)]	10.97 %	11.76 %	13.24 %	- Decreased ratio primarily due to organic growth
Tangible Common Equity / Tangible Assets[(2)]	6.29 %	6.68 %	8.41 %	
Tangible Book Value Per Share[(2)]	$15.13	$15.57	$17.24	- Dilution of TBV year-over-year was impacted by TCB close ($0.55). The quarterly decline is largely attributed to the impact of AOCI adjustments ($1.01).
Gross Loans (Excl. HFS) / Deposits	88.31 %	80.48 %	76.66 %	

(1) Preliminary bank level ratios as of June 30, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in August 2022.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Profitability	Diluted Earnings per Common Share	$0.61	$0.41	$0.59	$0.50	$0.84
	ROAA	1.02 %	0.71 %	1.05 %	0.95 %	1.58 %
	ROAE	12.22	7.83	11.20	9.47	16.57
	Net Interest Margin	3.98	3.51	3.57	3.71	3.87
	Efficiency Ratio[1]	64.32	72.67	66.07	67.73	56.03
	Core Pre-Tax, Pre-Provision Income[1] in millions	$21,172	$14,441	$15,369	$14,834	$25,827
	Core Diluted Earnings Per Common Share[1]	$0.64	$0.49	$0.57	$0.53	$0.90
	Core ROAA[1]	1.08 %	0.83 %	1.02 %	1.00 %	1.70 %
	Core ROAE[1]	12.93	9.21	10.84	10.03	17.79
	Net Interest Margin excluding loan discount accretion[1]	3.77	3.43	3.42	3.56	3.71
	Core Efficiency Ratio[1]	62.59	69.35	65.96	66.32	53.63
Capital	Tier 1 Leverage Ratio[2]	9.61 %	8.15 %	8.14 %	8.34 %	8.23 %
	Total Risk-based Capital Ratio[2]	10.97 %	11.76 %	11.94 %	12.47 %	13.24 %
	Tangible Common Equity / Tangible Assets[1]	6.29 %	6.68 %	7.76 %	8.25 %	8.41 %
	Tangible Book Value Per Share[1]	$15.13	$15.57	$17.71	$17.53	$17.24
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.42 %	0.29 %	0.41 %	0.45 %	0.40 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.79	0.78	0.91	0.92	0.94
	ALLL + FV Discount on Acquired Lns/Loans (Excl. HFS)	1.69	1.84	1.76	1.86	2.00
	NCOs / Average Loans	0.00	0.04	0.01	(0.01)	0.03

- Organic Investments and TCB acquisition accelerate quarter over quarter pre-tax, pre-provision income growth.
- Asset sensitive balance sheet structure paired with strong loan growth position the bank to benefit from pending interest rate increases.
- Asset Quality remains steady while building loan loss reserve to support new loan growth.
- TCB closed with dilution as forecasted and an early Q3 scheduled conversion. No retention issues experienced with TCB employees post-close.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary bank level ratios as of June 30, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in August 2022.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

STABLE CREDIT PERFORMANCE

Past Due Loans(1)



0.30%
0.17%
0.08%
0.22%
0.08%
0.27%
$8.7
$5.3
$2.6
$8.4
$3.4
2Q21
3Q21
4Q21
1Q22
2Q22
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans(1)



0.80%
0.40%
0.45%
0.41%
0.29%
0.42%
$11.5
$13.7
$13.1
$10.8
$17.1
2Q21
3Q21
4Q21
1Q22
2Q22
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount(2)



2.00%
1.86%
1.76%
1.84%
1.69%
0.94%
0.92%
0.91%
0.78%
0.79%
2Q21
3Q21
4Q21
1Q22
2Q22
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs



0.08%
0.03%
-0.01%
0.01%
0.04%
0.00%
2Q21
3Q21
4Q21
1Q22
2Q22
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 1Q22. Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI, GNTY, TBK, VBTX, TCBX, CBTX, ABTX.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(2) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.13%
5.11%
4.93%
4.75%
5.10%
3.87%
3.71%
3.57%
3.51%
3.98%
3.71%
3.56%
3.42%
3.43%
3.77%
1.75%
0.49%
0.48%
0.40%
0.50%
0.31%
0.34%
0.22%
0.34%
0.25%
0.25%
0.27%
0.25%
0.21%
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
NIM
NIM ex. accretion(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield (excl. SBA PPP)
Target Fed Funds Rate

Note: Data is as of June 30, 2022. Chart based on GAAP data.
(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

43.6% of all loans HFI (excl. PPP) are floating/variable rate or fixed rate maturing within the next 12-months

98.5% of all floating rate loans would reprice immediately with another +0.75% shift in interest rates



5.0%
11.4%
18.3%
8.9%
56.4%

	% of Total Loans	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	56.4%	4.43%
Fixed Rate Loans (mature < 1 year)	8.9%	4.64%
Floating Rate with Floors	18.3%	5.34%
Floating Rate without Floors	11.4%	5.48%
Adjustable Rate Loans	5.0%	4.96%
Total	**100.0%**	**4.76%**

Floating Rate Loans Set to Reprice



98.5%
99.8%
99.8%
100.0%
100.0%
% of Floating Rate Loans set to Reprice
+75 bps
+150 bps
+175 bps
+200 bps
> +200 bps
Assumed Shift in Interest Rates

Floating Rate Loan Summary	Repricing Opportunity Given the Below Shift in Interest Rates				
	0.00% - +0.75%	+0.75% - +1.50%	+1.50% - +1.75%	+1.75% - +2.00%	> +2.00%
Total Outstanding Balance	$ 1,201.5	$ 14.7	$ 0.4	$ 2.5	$ 0.1
% of Total	98.5%	1.2%	0.0%	0.2%	0.0%
Weighted Average Rate(1)	5.41%	4.08%	5.94%	5.78%	7.25%

- 29.7% of total loans HFI are floating rate
  - 98.5% of all floating-rate loans would reprice immediately with another 0.75% shift in interest rates
  - 18.3% of floating-rate loans maintain "active" floors
- 86.9% of floating-rate loans float on the WSJ Prime Daily Index
- 65.3% of total loans HFI are fixed-rate
  - 13.9% of fixed-rate loans mature within the next twelve months[2]

Note: Dollars in millions. Data is as of June 30, 2022. Loan balances are before accounting adjustments and exclude SBA PPP loan balances. "Active" floors reflect a current floating rate below the respective floor.
(1) Reflects weighted average rate for the month-end June 30, 2022.
(2) Includes adjustable-rate loans.

BUSINESS FIRST BANCSHARES

Loan Portfolio

OPERATING LOAN GROWTH

Loan Composition by Region


4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
% of portfolio
9.1%
22.7%
15.2%
8.5%
12.8%
17.8%
13.9%
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
06/30/22
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas
Houston

YTD 2022 Loan Growth Waterfall


$3,198
$1,086
$419
$(211)
$(407)
$24
$4,110
Q2'22 YTD Organic Net Operating Growth(1)(2) of 34.8%
Beginning Loans
BFST Originations
TCB Loans(3)
Paydowns
Payoffs
Net Refinance
Ending Loans

Note: Data is as of June 30, 2022. Dollars in millions. Loan balances are before accounting adjustments.

(1) Net operating loans are defined as loans per the general ledger, excluding PPP, deferred costs/fees, corporate & other, overdrafts, and loan premium/discount.

(2) Excludes acquired TCB loans and TCB's March loan growth. Includes TCB's 2Q22 loan growth.

(3) Reflects acquired TCB loans of $359.5MM for 1Q22 and standalone TCB originations in 2Q22.

LOAN COMPOSITION


Farmland, 4.2%
Home Equity Loans, 2.1%
Consumer & Other, 2.7%
Multi-Family, 2.4%
Commercial, 23.1%
1-4 Family, 10.6%
Construction & Land, 15.6%
OOCRE, 20.2%
NOOCRE, 19.1%

COMMERCIAL
Outstanding: $951 million
Unfunded: $401 million
Average Loan: $283 thousand
NPL %(1): 0.37%

OOCRE
Outstanding: $830 million
Unfunded: $59 million
Average Loan: $729 thousand
NPL %(1): 0.24%

NOOCRE
Outstanding: $785 million
Unfunded: $75 million
Average Loan: $1.2 million
NPL %(1): 0.85%

CONSTRUCTION & LAND
Outstanding: $642 million
Unfunded: $359 million
Average Loan: $447 thousand
NPL %(1): 0.12%

1-4 FAMILY
Outstanding: $435 million
Unfunded: $17 million
Average Loan: $146 thousand
NPL %(1): 0.77%

Note: Loan composition as of June 30, 2022, based on FDIC call report data.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LOAN COMPOSITION: COMMERCIAL



Commercial Loans By Collateral
Agricultural, 4.8%
Cash/Securities, 11.0%
Titled Collateral, 11.4%
All Other, 13.4%
Equipment, 16.0%
AR & Inventory, 43.5%



Commercial Loans By Region
Houston, 6.5%
Southwest Louisiana, 9.8%
Greater New Orleans, 10.0%
Capital, 13.3%
Bayou, 14.8%
North Louisiana, 19.4%
DFW, 26.3%

- Commercial loans represent 23.1% of the total loan portfolio.
- Total commercial loan growth year-over-year of 40% driven by regional growth in New Orleans and Dallas Fort Worth and the acquisition of TCB.
- Weighted average maturity of the Commercial portfolio is 3.04 years.

Note: Data is as of June 30, 2022. Percentages based on loan balances before accounting adjustments.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



10.4%
8.4%
13.0%
16.0%
4.6%
14.1%
3.4%
1.5%
10.7%
17.7%

C&D Portfolio

Raw Land	10.4%
Vacant Residential Lots	8.4%
Vacant Commercial Lots	13.0%
Land Development - Residential	16.0%
Residential Construction - OORE	4.6%
Residential Construction - Non OORE	14.1%
Commercial Construction - Retail	3.4%
Commercial Construction - Office	1.5%
Commercial Construction - Apartment/Multi-Family	10.7%
Commercial Construction - Other	17.7%
Total C&D	100.0%
Total C&D Portfolio	**$642,431**
Average Loan Size	**$447**

CRE Composition - Owner Occupied



1.4%
10.6%
15.7%
14.4%
40.7%
17.2%

Owner Occupied CRE Portfolio

Hotel/Motel	1.4%
Office Building	10.6%
Office/Warehouse	15.7%
Retail	14.4%
Commercial Building	40.7%
Other	17.2%
Total CRE - Owner Occupied	100.0%
Total CRE - Owner Occupied Portfolio	**$830,013**
Average Loan Size	**$729**

CRE Composition - Income Producing



14.3%
12.9%
4.2%
5.2%
7.4%
21.0%
22.2%
12.8%

Income Producing CRE Portfolio

Hotel/Motel	14.3%
Office Building	12.9%
Office/Warehouse	4.2%
Warehouse	5.2%
Retail - Single Tenant	7.4%
Retail - Multi Tenant	21.0%
Commercial Building	22.2%
Other	12.8%
Total CRE - Income Producing	100.0%
Total CRE - Income Producing Portfolio	**$784,626**
Average Loan Size	**$1,238**

Note: Dollars in thousands. Data is as of June 30, 2022. Percentages based on loan balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q22 data conversion.

SECTORS IN FOCUS: INDUSTRY COMPOSITION



Retail, 11.0%
Oil and Gas, 4.9%
Hotel and Motels, 3.7%
Food and Drink Services, 3.4%
Other Hospitality, 1.4%
All Others, 75.6%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Retail	$411,798	11.0%	$903	$71	0.02%	$53	0.01%
Oil & Gas	$181,828	4.9%	$498	$28	0.02%	$965	0.53%
Hotels and Motels	$137,319	3.7%	$2,497	$0	0.00%	$6,357	4.63%
Food and Drink Services	$127,247	3.4%	$673	$19	0.02%	$779	0.61%
Other Hospitality	$54,008	1.4%	$3,243	$0	0.00%	$0	0.00%
All Other	$2,828,365	75.6%	$223	$2,675	0.09%	$8,948	0.32%
TOTAL	**$3,740,565**	**100.0%**	**$271**	**$2,794**	**0.07%**	**$17,101**	**0.46%**

Note: Dollars in thousands. Data is as of June 30, 2022. Loan balances based on balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q22 data conversion.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LIQUIDITY AND DEPOSITS

Liquidity Sources		
FHLB Borrowings Capacity	$	1,194
Unencumbered Securities	$	579
Cash Reserves	$	165
Fed Funds Lines Available	$	154
FRB Discount Window(1)	$	350
Total	**$**	**2,442**

- Core deposits (excl. jumbo CDs) represent 95.8% of total deposits
- > $2.4 billion in liquidity available

Deposit Composition



CDs > $250K 5.8%
Other CDs 8.2%
Noninterest Bearing DDA 36.5%
Savings 8.0%
$4.66B
MMDA 25.4%
NOW Accounts 11.7%
Interest Bearing DDA 4.4%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 32.7%
$1,056
$354
$257
$180
$265
$1,734
$571
$429
$351
$382
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
$4,077
$693
$1,314
$780
$1,291
$4,658
$652
$1,557
$752
$1,698
12/31/17
12/31/18
12/31/19
12/31/20
12/31/2021
6/30/2022
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of June 30, 2022.
(1) Estimate based on pledging capacity.
(2) CD repricing timeline as of June 30, 2022.

SECURITIES PORTFOLIO

- Portfolio's main purpose is to serve as a source of on balance sheet liquidity.
- 100% of securities are classified as available for sale (AFS).
- $967.7 million in securities AFS, primarily concentrated in agency, mortgage-backed securities (MBS) and municipal securities.
  - 2Q22 weighted average yield of 1.71%
  - Weighted average life of 5.5 years
  - Estimated effective duration of 4.9 years
  - $355.5 million AFS securities pledged as collateral

AFS Securities Portfolio



U.S. Government Agencies 8.4%
Corporate Securities 4.9%
Municipal Securities 34.4%
$1,015
Mortgage-Backed Securities 52.2%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 350.3	$ 321.5	$ (28.8)
Mortgage-Backed Securities	534.2	488.3	$ (45.9)
Corporate Securities	47.4	46.2	$ (1.2)
U.S. Government Agencies	83.2	78.7	$ (4.5)
Total AFS Securities	$ 1,015.1	$ 934.7	$ (80.4)

Note: Dollars in millions. Data as of June 30, 2022.

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					YTD
	2017	2018	2019	2020	2021	2022
Balance Sheet & Capital						
Total Assets	$1,321,256	$2,094,896	$2,273,835	$4,160,360	$4,726,378	$5,530,383
Gross Loans (Excl. HFS)	975,284	1,528,469	1,710,265	2,991,355	3,189,608	4,113,726
Deposits	1,055,533	1,733,934	1,782,010	3,616,679	4,077,283	4,658,163
Total Equity	179,935	260,058	285,097	409,963	433,368	445,459
Tangible Common Equity / Tangible Assets[1]	13.04 %	9.90 %	10.36 %	8.45 %	7.76 %	6.29 %
Tier 1 Leverage Ratio[2]	13.53	11.66	10.56	8.79	8.14	9.61
Total Risk-based Capital Ratio[2]	15.23	13.91	13.30	--	11.94	10.97
Net Loans (Excl. HFS) / Assets	73.15 %	72.43 %	74.68 %	71.37 %	66.87 %	73.80 %
Gross Loans (Excl. HFS) / Deposits	92.40	88.15	95.97	82.71	78.23	88.31
NIB Deposits / Deposits	25.07	22.05	22.38	32.19	31.66	36.45
Commercial Loans / Loans (Excl. HFS)[3]	26.09	23.79	22.83	21.60	22.62	23.08
C&D / Total Risk-Based Capital[4]	118.8 %	94.1 %	95.9 %	106.0 %	117.0 %	117.9 %
CRE / Total Risk-Based Capital[4]	286.1	217.2	222.4	262.0	250.1	279.9
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	1.30 %	0.89 %	0.53 %	0.35 %	0.41 %	0.42 %
NPAs / Assets (Excl. TDRs)[5]	0.98	0.74	0.58	0.48	0.31	0.33
Reserves / Loans (Excl. HFS)	0.90	0.73	0.71	0.74	0.91	0.79
NCOs / Average Loans	0.41	0.00	0.10	0.06	0.03	0.04
Profitability Ratios						
Net Income	$4,848	$14,091	$23,772	$29,994	$52,136	$22,488
ROAA	0.40 %	0.84 %	1.11 %	0.88 %	1.18 %	0.87 %
ROAE	3.68	7.04	8.70	8.42	12.25	10.03
Net Interest Margin	4.01 %	4.02 %	4.10 %	4.06 %	3.84 %	3.75 %
Efficiency Ratio	73.70	71.78	64.37	67.75	61.84	68.08
Non-Interest Income / Avg. Assets	0.47	0.46	0.50	0.63	0.80	0.50
Non-Interest Expense / Avg. Assets	3.07	2.99	2.74	2.95	2.66	2.73

Note: Dollars in thousands. YTD as of June 30, 2022.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.

(2) Preliminary bank level ratios as of June 30, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in August 2022. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.

(3) Excludes SBA PPP loans.

(4) Calculated at the bank level based on FDIC call report data.

(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q2'22
Construction - 1-4 Family Residential	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 118,796
Other Const, Development, Vacant Land & Lots	64,742	105,970	155,569	183,401	334,562	457,667	523,635
Total Construction	**94,425**	**143,535**	**211,054**	**244,181**	**403,065**	**548,528**	**642,431**
% of Total Loans [1]	*11.6%*	*14.7%*	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.6%*
% of Total Bank Capital	*80.1%*	*118.8%*	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*117.9%*
Multi-Family Properties	22,737	20,717	39,273	36,454	95,707	97,508	97,901
Commercial Rental	135,901	174,552	226,723	284,795	496,198	525,977	784,626
Other Loans for Real Estate Purposes	6,541	6,869	10,286	708	736	500	472
Total Outstanding CRE Exposure	**$ 259,604**	**$ 345,673**	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,525,430**
% of Total Loans [1]	*32.0%*	*35.4%*	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*37.1%*
% of Total Bank Capital	*220.2%*	*286.1%*	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*279.9%*
Credit Ratings [2]							
Pass-Watch / Special Mention %	4.2%	1.1%	1.6%	0.5%	1.7%	2.7%	3.0%
Classified %	1.7%	1.1%	0.9%	0.9%	0.7%	1.2%	1.7%
Total Watch List %	5.9%	2.3%	2.5%	1.4%	2.4%	3.9%	4.7%
Past Dues [3]							
Nonaccrual Loans	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 7,337
Past Due 90 days or more	-	-	-	-	77	-	126
Total Past Due	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 7,463
Total Past Due / Total CRE Loans	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.5%*
Net Charge Offs YTD [4]	$ (431)	$ 9	$ (322)	$ (2)	$ 14	$ 147	$ (18)
Net Charge Offs YTD / CRE Loans	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*(0.00%)*

Note: Dollars in thousands.

(1) Calculated at the bank level based on FDIC call report data.

(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.

(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(4) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the Americas Gateway transaction. All charge-offs are YTD through period noted.

OIL AND GAS LENDING – HISTORICAL PERFORMANCE

	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q2'22
Upstream	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 246	$ -
Midstream	35,024	25,490	18,148	6,518	$ 1,669	$ 1,048	$ -
Downstream	11,766	10,144	8,578	4,511	$ 467	$ 76	$ 156
Support / Services	73,142	70,765	86,802	77,221	$ 202,710	$ 182,711	$ 181,672
Total Energy Exposure	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 184,081**	**$ 181,828**
% of Total Loans	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*5.8%*	*4.9%*
% of Total Bank Capital	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*39.3%*	*33.4%*
Total Committed Energy Loans	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052	$ 229,497
Credit Ratings							
Pass-Watch / Special Mention %	17.1%	17.5%	8.6%	12.1%	8.7%	11.1%	8.5%
Classified %	5.7%	3.1%	7.0%	3.6%	3.2%	2.9%	2.3%
Total Watch List % (1)	22.7%	20.6%	15.6%	15.7%	12.0%	14.0%	10.8%
Past Dues (2)							
Nonaccrual Loans	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,008	$ 965
Past Due 90 days or more	-	-	-	-	71	-	-
Total Past Due	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,008	$ 965
Total Past Due / Total Energy Loans	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*	*0.5%*
Net Charge Offs YTD	$ 667	$ 2,889	$ -	$ 1,500	$ 251	$ (280)	$ 881
Net Charge Offs YTD/Energy Loans	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.2%)*	*0.5%*

Note: Dollars in thousands. Loan balances based on balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q22 data conversion.

(1) Percentage based on Energy loans outstanding.

(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2017	2018	2019	2020	2021	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
Core Net Income:										
Net Income	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 17,428	$ 10,311	$ 12,068	$ 8,731	$ 13,757
Adjustments [1]:										
Sale of Impaired Credit	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ (280)	$ 568	$ 277	$ 799	$ 427	$ 310	$ 62	$ 566	$ -
(Gain)/Loss on Sale of Securities	$ -	$ (6)	$ (84)	$ (107)	$ (299)	$ 39	$ 9	$ (351)	$ 24	$ 6
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ (243)	$ -	$ (354)	$ -	$ -	$ (354)	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ -	$ 1,230	$ 741	$ 167	$ 45	$ 182	$ 213
Stock Option Exercises	$ -	$ -	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ -	$ 69	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 129	$ 2,945	$ 603	$ 7,832	$ 407	$ 74	$ 121	$ 204	$ 763	$ 582
Core Net Income	$ 4,830	$ 16,774	$ 24,614	$ 37,466	$ 53,919	$ 18,709	$ 10,918	$ 11,674	$ 10,266	$ 14,558
Core Return on Average Assets:										
Net Income	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 17,428	$ 10,311	$ 12,068	$ 8,731	$ 13,757
Core Net Income	$ 4,830	$ 16,774	$ 24,545	$ 37,466	$ 53,919	$ 18,709	$ 10,918	$ 11,674	$ 10,266	$ 14,558
Average Assets	$ 1,199,788	$ 1,682,177	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 4,399,911	$ 4,353,885	$ 4,584,460	$ 4,920,108	$ 5,371,639
ROAA	0.40%	0.84%	1.11%	0.88%	1.18%	1.58%	0.95%	1.05%	0.71%	1.02%
Core ROAA	0.40%	1.00%	1.15%	1.09%	1.22%	1.70%	1.00%	1.02%	0.83%	1.08%
ROAE	3.68%	7.04%	8.70%	8.42%	12.25%	16.57%	9.47%	11.20%	7.83%	12.22%
Core ROAE	3.67%	8.38%	9.01%	10.51%	12.67%	17.79%	10.03%	10.84%	9.21%	12.93%
Average Diluted Shares Outstanding	8,003,822	11,545,943	13,670,777	18,243,445	20,634,281	20,827,786	20,513,838	20,462,317	21,162,842	22,656,174
Diluted Earnings per Common Share	$ 0.61	$ 1.22	$ 1.74	$ 1.64	$ 2.53	$ 0.84	$ 0.50	$ 0.59	$ 0.41	$ 0.61
Core Diluted Earnings per Common Share	$ 0.60	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 0.90	$ 0.53	$ 0.57	$ 0.49	$ 0.64
Net Interest Margin excluding loan discount accretion:										
Net Interest Income	$ 44,372	$ 62,229	$ 80,198	$ 127,646	$ 153,884	$ 37,945	$ 37,294	$ 38,344	$ 40,475	$ 49,562
Adjustments:										
Loan purchase discount accretion	(4,135)	(1,278)	(2,602)	(6,592)	(7,750)	(1,617)	(1,511)	(1,559)	(920)	(2,588)
Adjusted Net Interest Income	$ 40,237	$ 60,951	$ 77,596	$ 121,054	$ 146,134	$ 36,328	$ 35,783	$ 36,785	$ 39,555	$ 46,974
Average Interest-earning Assets	$ 1,106,123	$ 1,547,806	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 3,920,569	$ 4,016,063	$ 4,299,135	$ 4,612,450	$ 4,984,034
Net Interest Margin	4.01%	4.02%	4.10%	4.06%	3.84%	3.87%	3.71%	3.57%	3.51%	3.98%
Net Interest Margin excluding loan discount accretion	3.64%	3.94%	3.97%	3.85%	3.64%	3.71%	3.56%	3.42%	3.43%	3.77%

Note: Dollars in thousands except per share data.

(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS					
	Fiscal Quarter				
	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 431,006	$ 430,221	$ 433,368	$ 456,837	$ 445,459
Adjustments:					
Goodwill	(60,062)	(60,062)	(59,894)	(89,911)	(88,842)
Core deposit and other intangibles	(13,271)	(12,835)	(12,203)	(15,617)	(15,093)
Total Tangible Common Equity	$ 357,673	$ 357,324	$ 361,271	$ 351,309	$ 341,524
Tangible Assets					
Total Assets	$4,323,959	$4,405,217	$4,726,378	$5,362,235	$5,530,383
Adjustments:					
Goodwill	(60,062)	(60,062)	(59,894)	(89,911)	(88,842)
Core deposit and other intangibles	(13,271)	(12,835)	(12,203)	(15,617)	(15,093)
Total Tangible Assets	$4,250,626	$4,332,320	$4,654,281	$5,256,707	$5,426,448
Common Equity to Total Assets	9.97%	9.77%	9.17%	8.52%	8.05%
Tangible Common Equity to Tangible Assets	8.41%	8.25%	7.76%	6.68%	6.29%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 431,006	$ 430,221	$ 433,368	$ 456,837	$ 445,459
Adjustments:					
Goodwill	(60,062)	(60,062)	(59,894)	(89,911)	(88,842)
Core deposit and other intangibles	(13,271)	(12,835)	(12,203)	(15,617)	(15,093)
Total Tangible Common Equity	$ 357,673	$ 357,324	$ 361,271	$ 351,309	$ 341,524
Common shares outstanding	20,740,759	20,383,504	20,400,349	22,564,607	22,579,451
Book Value per Common Share	$ 20.78	$ 21.11	$ 21.24	$ 20.25	$ 19.73
Tangible Book Value per Common Share	$ 17.24	$ 17.53	$ 17.71	$ 15.57	$ 15.13

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS					
	For the Year Ended December 31,				
	2017	2018	2019	2020	2021
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 179,935	$ 260,058	$ 285,097	$ 409,963	$ 433,368
Adjustments:					
Goodwill	(6,824)	(49,488)	(48,495)	(53,862)	(59,894)
Core deposit and other intangibles	(2,003)	(7,885)	(6,694)	(9,734)	(12,203)
Total Tangible Common Equity	$ 171,108	$ 202,685	$ 229,908	$ 346,367	$ 361,271
Tangible Assets					
Total Assets	$ 1,321,256	$ 2,094,896	$ 2,273,835	$ 4,160,360	$ 4,726,378
Adjustments:					
Goodwill	(6,824)	(49,488)	(48,495)	(53,862)	(59,894)
Core deposit and other intangibles	(2,003)	(7,885)	(6,694)	(9,734)	(12,203)
Total Tangible Assets	$ 1,312,429	$ 2,037,523	$ 2,218,646	$ 4,096,764	$ 4,654,281
Common Equity to Total Assets	13.62%	12.41%	12.54%	9.85%	9.17%
Tangible Common Equity to Tangible Assets	13.04%	9.95%	10.36%	8.45%	7.76%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 179,935	$ 260,058	$ 285,097	$ 409,963	$ 433,368
Adjustments:					
Goodwill	(6,824)	(49,488)	(48,495)	(53,862)	(59,894)
Core deposit and other intangibles	(2,003)	(7,885)	(6,694)	(9,734)	(12,203)
Total Tangible Common Equity	$ 171,108	$ 202,685	$ 229,908	$ 346,367	$ 361,271
Common shares outstanding	10,232,495	13,213,280	13,279,363	20,621,437	20,400,349
Book Value per Common Share	$ 17.58	$ 19.68	$ 21.47	$ 19.88	$ 21.24
Tangible Book Value per Common Share	$ 16.72	$ 15.34	$ 17.31	$ 16.80	$ 17.71

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio							
	Fiscal Quarter					Fiscal Year Ended	
	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	12/31/2020	12/31/2021
Core Efficiency Ratio:							
Noninterest Expense	$ 30,905	$ 29,567	$ 30,098	$ 33,720	$ 36,397	$ 100,993	$ 117,061
Core Adjustments	$ (1,032)	$ (356)	$ (323)	$ (1,042)	$ (978)	$ (9,630)	$ (2,071)
Net Interest and Noninterest Income	$ 55,160	$ 43,653	$ 45,558	$ 46,402	$ 56,591	$ 149,075	$ 189,287
Core Adjustments	$ 540	$ 392	$ (414)	$ 717	$ -	$ 351	$ 519
Efficiency Ratio	56.03%	67.73%	66.07%	72.67%	64.32%	67.75%	61.84%
Core Efficiency Ratio	53.63%	66.32%	65.96%	69.35%	62.59%	61.14%	60.58%

Note: Dollars in thousands.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Pre-tax, Pre-provision Earnings										
	Fiscal Quarter									
	Q2'21		Q3'21		Q4'21		Q1'22		Q2'22	
Core pre-tax, pre-provision earnings:										
Pre-tax, pre-provision earnings	$	24,205	$	14,075	$	15,904	$	12,651	$	20,186
Adjustments:										
Sale of Impaired Credit	$	-	$	-	$	-	$	-	$	-
(Gain)/Loss Former Bank Premises & Equipment	$	540	$	392	$	78	$	717	$	-
(Gain)/Loss on Sale of Securities	$	50	$	11	$	(444)	$	31	$	8
(Gain)/Loss on Sale of Banking Center	$	-	$	-	$	(492)	$	-	$	-
Occupancy and bank premises- hurricane repair	$	938	$	211	$	57	$	231	$	270
Acquisition-related expenses	$	94	$	145	$	266	$	811	$	708
Stock Option Exercises	$	-	$	-	$	-	$	-	$	-
Core pre-tax, pre-provision earnings	$	25,827	$	14,834	$	15,369	$	14,441	$	21,172

Note: Dollars in thousands.